Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

This Certification accompanies the Form 10-KSB for the fiscal year ended December 31, 2006 of BioSpecifics Technologies Corp.

The undersigned, Thomas L. Wegman, the President, Principal Executive Officer and Principal Financial Officer of BioSpecifics Technologies Corp. (the “Company”), DOES HEREBY CERTIFY that:

1.	The Company’s Form 10-KSB for the fiscal year ended December 31, 2006 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 26th day of September, 2007.

/s/ Thomas L. Wegman
Thomas L. Wegman
President
(Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to BioSpecifics Technologies Corp. and will be retained by BioSpecifics Technologies Corp. and furnished to the Securities and Exchange Commission or its staff upon request.